UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 27, 2016

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On September 27, 2016, Impac Mortgage Holdings, Inc. (the “Company”) presented at the JMP Securities Financial Services and Real Estate Conference.  A copy of the transcript of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The attached transcript contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or from illustrative examples provided herein.

Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: failure to achieve the benefits expected from the acquisition of the CashCall Mortgage operations, including an increase in origination volume generally, increase in each of our origination channels and ability to successfully use the marketing platform to expand volumes of our other loan products;  difficulties related to the development, marketing, sale and financing of new mortgage products, including expansion of non-Qualified Mortgage originations and conventional and government loan programs; ability to increase our market share in the various residential mortgage businesses and create brand awareness; challenges related to retaining refinancing business; ability to effectively identify, manage, monitor and mitigate financial risks; unexpected interest rate fluctuations and margin compression; dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; our ability to successfully use warehousing capacity;  issues and system risks related to our technology, including the ability to mitigate cybersecurity risks and cyber incidents; ability to successfully create cost and product efficiencies through new technology;  more than expected increases in default rates or loss severities and mortgage related losses;  ability to obtain additional financing, through lending and repurchase facilities, debt or equity funding, strategic relationships or otherwise; the terms of any financing, whether debt or equity, that we do obtain and our expected use of proceeds from any financing;  obligations to indemnify third-party purchasers or repurchase loans if loans that it originates, acquires, services or assists in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; increased competition in the mortgage lending industry by larger or more efficient companies;  the outcome, including any settlements, of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal licensing and operational requirements and  laws and regulations, including regulations promulgated by the Consumer Financial Protection Bureau; and  changes in U.S. real estate market conditions and other general market and economic conditions.

You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

The attached transcript contains references to financial information that is preliminary and unaudited, have not been reviewed by external auditors and are subject to completion and, as such, may be revised as a result of management’s further review of the Company’s results. There can be no assurance that the Company’s final results for the quarterly period ending September 30, 2016 will not differ from these preliminary results. Any such changes could be material. During the course of the preparation of the Company’s financial statements and related notes as of the nine months ended September 30, 2016, the Company may identify items that may require it to make material adjustments to the preliminary financial information presented. The preliminary results should not be viewed as a substitute for full interim financial statements prepared in accordance with U.S. GAAP. In addition, the preliminary financial information is not necessarily indicative of the results to be achieved for the remainder of 2016 or any future period.

The information contained in this Item 7.01 and Exhibit 99.1  included with this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01              Financial Statements and Exhibits.

Exhibit	Description
99.1	Transcript from presentation on September 27, 2016 at JMP Securities Financial Services and Real Estate Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: September 29, 2016

	By:	/s/Ron Morrison
	Name:	Ron Morrison
	Title:	EVP & General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript from presentation on September 27, 2016 at JMP Securities Financial Services and Real Estate Conference